







expect more.

May 20, 2014

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Disclosure/Safe Harbour

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements which may be contained in this presentation. Important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

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Company Overview


RUSH
ENTERPRISES

- Full service solutions provider to commercial equipment industry
- 6,000 dedicated employees
- $3.4 billion in revenues in 2013
- 26,336 trucks sold in 2013
- $40 million share repurchase authorization
- A and B common shares due to control requirements established upon IPO

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Commercial Vehicle Market







- Fleet age will continue to drive strong aftermarket sales
- Automotive strong, housing recovery underway
- Vocational markets drive need for aftermarket solutions (upfitting, mobile service, modifications)
- Alternate fuel vehicles growing opportunity – up to 10% of market by 2017
- Re-emergence of lenders
- Favorable supply/demand for used truck values
- Growth potential expected mid to late 2014
- Truckload capacity is tight, resulting in favorable rate increases for our customers

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U.S. Truck Retail Sales


Units (000's)
350
300
250
200
150
100
50
ACT Research
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014E

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014E
Class 8	209	258	290	157	139	97	110	174	199	188	217
Class 4-7	260	263	277	239	173	111	118	146	164	180	193

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Rush Truck Centers







- Largest commercial vehicle dealer group in North America
- 106 locations in 20 states
- Broad market segment coverage
- Peterbilt and Navistar divisions
- Medium-duty operates within both divisions
- Leasing and rental
- Financial and insurance services
- Over 2 million sq. ft. of premium facilities

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Peterbilt Division



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Navistar Division



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Rush Truck Centers Network



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Solutions Network







- 106 locations support all Rush businesses
- Capabilities for all makes and models

AFTERMARKET PARTS

- $150 million parts inventory
- Proprietary Rig Tough truck parts

SERVICE AND BODY SHOP

- 1,897 service bays; 2,199 technicians
- Complete range of solutions from outsourced maintenance to basic PM
- 280 mobile service units
- 125 techs in customer shops
- CNG/LNG service capabilities
- Designated warranty; direct repair centers
- 29 collision centers

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Natural Gas Sales and Service


Think Green,
Think Clean




Green
service
experts
CNG and LNG Certified Service

- Expected 8-10% of industry by 2017
- Rush sales – 2,900 units since 2005 (924 in 2013, 281 YTD)
- Sales support
  - Natural Gas Sales Manager
  - Natural Gas Operations Manager
  - Green Consultant
  - Sales Specialist
- Parts and Service Support
  - Dedicated operations 7 locations, 10 underway
  - All new facility construction, others prepped as market requires
  - Mobile service
- CVS fuel system engineering and installation

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Complete Fuel System Solutions


3M CNG
new ideas into
3M and Rush Enterprises partner to offer new advanced CNG fuel systems

- Partnership with 3M
- 3M
  - Advanced proprietary materials and tank technology
  - Lean manufacturing expertise
- Rush Enterprises
  - Design, manufacturing and installation
  - Sales and distribution
  - Warranty and service support
- Spring 2015

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Absorption Performance



ABSORPTION RATIO*
Percent
120
100
80
Year
3 4 5 6 7 8 9 10 11 12 13 14E
92
95
100
105
105
106
96
106
114
116
114
115

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- Maintained above 95% in down cycle – expense management
- Entered up cycle at 106%; 92% in 2003

Absorption ratio is calculated by dividing the gross profit from the parts, service and body shop departments by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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Quality of Earnings


Percentage
100
80
60
40
20
0
36.9%
52.5%
Peak
20.1%
71.0%
Trough
27.3%
64.4%
2006
2009
2013
Parts and Service
Truck Sales
Other
Leasing and Rental

Class 8 Units	290,000	97,000	188,000

2013E GP Margin Truck Sales 6.5% to 7.5% | Parts/Service 35-38% | Rental and Leasing 14 to 16%

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Rush Annual Truck Sales



Trucks
28,000
24,000
20,000
16,000
12,000
8,000
4,000
0
42%
28%
30%
3,972
2,643
2,875
4,746
2,934
114
3,461
9,052
5,469
1,119
4,649
9,925
7,126
1,376
4,744
9,545
8,416
1,970
6,405
12,000
9,100
2,000
7,500
39%
29%
7%
25%
2009
2010
2011
2012
2013
2014E
Used
Light Duty
Medium Duty
Class 8

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Commercial Vehicle Franchises

Peterbilt, Class 6-8	– 47 locations, 10 states
International, Class 5-8	– 48 locations, 10 states
Isuzu, Class 4-5	– 30 locations, 10 states
Hino, Class 5-7	– 24 locations, 7 states
Ford, Class 3-7	– 6 locations, 6 states
Mitsubishi Fuso, Class 4-5	– 5 locations, 3 states
IC Bus	– 25 locations, 7 states
Blue Bird	– 17 locations, 1 state
Elkhart	– 18 locations, 1 state
Collins	– 24 locations, 1 state
Jerr-Dan	– 34 locations, 6 states
PacLease	– 38 locations, 10 states
Idealease	– 23 locations, 8 states

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Rush Class 8 Customers


VOCATIONAL
45-50%
LARGE FLEETS
25-30%
OWNER-OPERATOR
10-15%
MID-SIZE FLEETS
15-20%

RUSH U.S. CLASS 8 MARKET SHARE - 5.5%- 6.5%

- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent Owner-Operator now variable component of truckload carrier

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Rush Class 4-7 Customers


PICK-UP/ DELIVERY 25%
GOVERNMENT/ MUNICIPAL 10%
LEASING/ RENTAL 10%
FOOD / BEVERAGE 20%
CONSTRUCTION/ LANDSCAPING 25%
TOWING/ RECOVERY 10%

RUSH MEDIUM-DUTY MARKET SHARE – 4.5% - 5.5%

- Vocational and specialty markets
- Ready to roll inventory
- National fleet accounts
- Market tied closely to the general economy

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Rush Truck Leasing








LEASING AND RENTAL REVENUE
$ Millions
$185
$165
$145
$125
$105
$85
$65
$45
$25
$52
$55
$54
$67
$83
$100
$130
$175
2007
2008
2009
2010
2011
2012
2013
2014E

- Full service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 61 locations including 10 captive shops
- 6,303 truck fleet, 985 units under contract maintenance
- Growing outsourced maintenance

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Growth Strategy




Tokyo
London
FTSE


RUSH
TRUCK CENTERS

GOALS

- Provide comprehensive solutions and premier service to commercial equipment industry
- Expand scope of commercial equipment product offerings
- Enhance value of Rush brand
- Grow to $5 billion in revenue with 20% average ROIC

OBJECTIVES

- Expand network
- Extend breadth of product and service offerings in current markets

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Company at a Glance






IDEALEASE








- Rush Truck Centers
- Rush Refuse Systems
- Rush Crane Systems
- Rush Towing Systems
- Rush Bus Centers
- Rush Truck Financing
- Rush Truck Leasing
- Rush Truck Insurance
- Perfection Equipment
- Rig Tough Truck Parts
- Rig Tough Used Trucks
- Custom Vehicle Solutions
- Chrome Country
- World Wide Tires

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Historical Results

$ in millions, except per share amounts	2009	2010	2011	2012	2013	3 months ended 3/31/13	3/31/14
Revenue	$1,200.5	$1,497.9	$2,580.6	$3,090.6	$3,384.7	$756.80	$958.70
Gross Profit	$215.6	$284.9	$423.3	$500.8	$572.0	$133.80	$165.9
Gross Profit Margin	18.0%	19.0%	16.4%	16.2%	16.9%	17.7%	17.3%
Adjusted EBIT (1)*	$13.0	$42.6	$93.0	$105.6	$95.4	$23.10	$20.1
Adjusted EBIT Margin*	1.1%	2.8%	3.6%	3.4%	2.8 %	3.0%	2.1%
Adjusted Net Income (2)*	$6.9	$24.6	$55.2	$62.5	$55.8	$13.5	$12.0
Adjusted EPS (2)*	$0.18	$0.64	$1.42	$1.57	$1.38	$0.34	$0.30

(1) Excludes income from discontinued operations for 2009 and 2010; one-time charges related to termination of GMC medium-duty franchise agreements in 2009; operational tax credits related to alternative fuel vehicles in 2009 and 2010; and one-time charges related to W. Marvin Rush retirement accruals in 2013.

(2) Excludes income from discontinued operations for 2009 and 2010; one-time charges related to termination of GMC medium-duty franchise agreements in 2009; and one-time charges related to W. Marvin Rush retirement accruals in 2013.

*NON-GAAP financial measure – see reconciliation in appendix

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Adjusted Return on Invested Capital

$ in thousands	2009	2010	2011	2012	2013	3/31/13	3/31/14
Total debt	$433,202	$532,141	$894,534	$984,157	$1,121,897	$954,920	$1,224,968
Adjustments							
Debt related to lease and rental fleet	($149,615)	($181,022)	($233,624)	($322,913)	($413,066)	($332,703)	($453,531)
Floor plan notes payable	($189,256)	($237,810)	($520,693)	($534,520)	($593,649)	($498,265)	($659,289)
Adjusted total debt*	$94,331	$113,309	$140,217	$126,724	$115,182	($123,952)	$112,148
Cash and cash equivalents	($149,095)	($168,976)	($207,775)	($198,773)	($217,305)	($205,049)	($94,369)
Adjusted net debt*	($54,764)	($55,667)	($67,558)	($72,049)	($102,123)	($81,097)	$17,779
Shareholders' equity	$426,225	$464,919	$531,234	$607,946	$665,381	$632,891	$681,948
Adjusted invested capital*	$371,461	$409,252	$463,676	$535,897	$563,258	$551,794	$699,727
Adjusted return on invested capital (1)*	3.7%	10.9%	21.3%	21.1%	17.4%	18.8%	14.8%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results. * Non-GAAP financial measure – see appendix.

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Free Cash Flow

$ in thousands	2009	2010	2011	2012	2013	3/31/13	3/31/14
Net cash provided by (used in) operations	$150,295	$66,433	($81,369)	$219,336	$173,488	$406,619	$109,327
Acquisition of property/equipment	($50,485)	($84,303)	($148,543)	($170,951)	($191,584)	($163,110)	($214,617)
Free cash flow	$99,810	($17,870)	($229,912)	$48,385	($18,096)	$243,509	($105,290)
Adjustments:							
Draws (payments) on floor plan financing, net	($93,466)	$43,724	$282,883	($20,667)	$46,085	($162,641)	$125,339
Proceeds from lease/rental debt	$28,289	$56,497	$95,661	$144,639	$161,767	$144,021	$193,453
Principal payments on lease/rental debt	($40,159)	($40,442)	($62,754)	($68,950)	($90,018)	($77,929)	($91,151)
Debt proceeds related to acquisitions				($51,407)	($23,939)	($64,000)	($54,663)
Non-maintenance capital expenditures	$23,929	$25,759	$34,860	$24,427	$32,644	$25,130	$35,262
Adjusted free cash flow*	$18,423	$67,668	$120,738	$76,417	$108,443	$108,090	$102,950

*Non-GAAP financial measure.

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RUSH ENTERPRISES















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May 20, 2014

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Appendix

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Absorption Ratio, Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have available the same information that management uses to assess operating performance and assess capital structure of the Company. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

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Appendix Reconciliation

Adjusted EBITDA and EBIT

$ in thousand	2009	2010	2011	2012	2013	3 months ended 3/31/13	3 months ended 3/31/14
Adjusted Net Income*	$6,925	$24,567	$55,213	$62,455	$55,791	$13,547	$12,014
Provision for Income Taxes	($2,003)	$11,737	$34,964	$38,728	$36,047	$8,553	$7,601
Interest expense	$5,695	$5,363	$7,161	$13,017	$10,693	$2,513	$3,131
Depreciation and amortization	$15,890	$15,720	$20,084	$25,016	$29,925	$7,110	$8,818
(Gain) Loss on sales of assets	($162)	$36	($418)	($176)	($5)	($41)	($84)
EBITDA*	$26,345	$57,423	$117,004	$139,040	$132,451	$31,682	$31,480
Adjustments							
Alternative fuel tax credits	$5,304	$2,461					
Interest expense associated with floor plan notes payable	($1,556)	($1,560)	($3,959)	($8,449)	($7,089)	($1,513)	($2,514)
Adjusted EBITDA*	$30,093	$58,324	$113,045	$130,591	$125,362	$30,169	$28,966
Depreciation and amortization	($15,890)	($15,720)	($20,084)	($25,016)	($29,925)	($7,110)	($8,818)
Adjusted EBIT*	$14,203	$42,604	$92,961	$105,575	$95,437	$23,059	$20,148

*Non-GAAP financial measure

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Appendix
Reconciliation

Adjusted Net Income and EPS

In thousands, except per share amounts	2009	2010	2011	2012	2013	3 months ended 3/31/13	3 months ended 3/31/14
Net Income	$5,884	$31,282	$55,213	$62,455	$49,217	$13,547	$12,014
Adjustments							
Income from Discontinued Operations	($789)	($6,715)					
GMC franchise termination, net of tax	$1,830						
W. Marvin Rush retirement payment accrual, net of tax					$6,574		
Adjusted Net Income*	$6,925	$24,567	$55,213	$62,455	$55,791	$13,547	$12,014
Diluted shares outstanding	37,597	38,218	39,014	39,688	40,506	$40,269	$40,511
Adjusted EPS*	$0.18	$0.64	$1.42	$1.57	$1.38	$0.34	$0.30

*Non-GAAP financial measure

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